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                                                                    EXHIBIT 23.1

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of Ultra Clean Holdings, Inc. on Form S-1 of our report dated September 19, 2003 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
January 12, 2004